AMG Managers Montag & Caldwell Growth Fund

(formerly ASTON/Montag & Caldwell Growth Fund)

Summary Prospectus – March 1, 2016 (As revised October 1, 2016)	Ticker: Class N–MCGFX, Class I–MCGIX, Class R–MCRGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800-835-3879 or by sending an e-mail to shareholderservices@amg.com. The Fund’s prospectus, dated February 29, 2016, as supplemented July 28, 2016, August 26, 2016 and September 30, 2016, and statement of additional information, dated February 29, 2016, as supplemented April 1, 2016, July 28, 2016, August 26, 2016 and September 30, 2016, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVES

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares	Class R Shares
Management Fees(a)	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses(a)	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%	0.81%	1.31%
Fee Waiver and Expense Reimbursement(b)	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement(b)	1.05%	0.80%	1.30%
(a)	Expense information has been restated to reflect current fees.
(b)	The administrator is contractually obligated to waive the administration fee in an amount equal to an annual rate of 0.0061% through October 1, 2018.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped in each period through October 1, 2018.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$107	$335	$583	$1,293
Class I Shares	82	257	448	1,000
Class R Shares	132	413	717	1,578

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.11%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks, convertible preferred stocks, and convertible bonds. The subadviser uses a bottom-up approach to stock selection and seeks high quality, well-established, large-cap companies that the subadviser believes are growing their near-term earnings at an above average rate. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition.

AMG Funds	1	Summary Prospectus

The subadviser emphasizes valuation to find companies selling at a discount to their intrinsic value. These companies must pass an initial capitalization screen and:

■	Have a strong history of earnings growth
■	Be attractively priced, relative to the company’s potential for above average long-term earnings and revenue growth
■	Have strong balance sheets
■	Have a sustainable competitive advantage
■	Be currently, or have the potential to become, industry leaders
■	Have the potential to outperform during market downturns

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the subadviser limits sector and individual security exposure, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks of companies that the subadviser believes offer above-average growth potential. These stocks may have relatively high valuations, as measured by traditional valuation metrics (e.g., price-to-earnings ratios or price-to-book ratios). Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when growth stocks underperform.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares, Class I shares, and Class R shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of Class N shares and Class R shares due to 12b-1 fees paid by Class N shares and Class R shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available

AMG Funds	2	Summary Prospectus

on the Fund’s website, www.amgfunds.com, or by calling toll-free 800-835-3879. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	06/09	14.92%
Worst quarter:	12/08	(20.35)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Return

(For the periods ended December 31, 2015)

	AMG Managers Montag & Caldwell Growth Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 11/2/94):
Return Before Taxes	5.76%	10.93%	7.60%	9.12%
Return After Taxes on Distributions	(0.61)%	7.81%	5.75%	7.99%
Return After Taxes on Distributions and Sale of Fund Shares	8.60%	8.72%	6.18%	7.88%
Class I Shares (Inception 6/28/96):
Return Before Taxes	6.08%	11.21%	7.88%	7.74%
Class R Shares (Inception 12/31/02):
Return Before Taxes	5.50%	10.65%	7.34%	7.61%
Russell 1000 Growth Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 7.20%. Index return for Class R shares, since inception, is 9.60%.)	5.67%	13.53%	8.53%	8.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares and Class R shares will vary.

MANAGEMENT

AMG Funds LLC serves as the investment adviser to the Fund. Montag & Caldwell, LLC (“Montag & Caldwell”) serves as the subadviser to the Fund.

Mr. Ronald E. Canakaris, CFA, CIC, Chairman and Chief Investment Officer of Montag & Caldwell, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in November 1994. Mr. Andrew W. Jung, CFA, Co-Director of Research of Montag & Caldwell, has served as the Fund’s Co-Portfolio Manager since February 2015. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (AMG Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769), wire transfer, online access (www.amgfunds.com), or by telephone (800-548-4539). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$100
Individual Retirement Accounts (IRAs)	$1,000	$100
Education Savings Accounts (ESAs) (except R Class)	$1,000	$100
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$100
Class I—Regular Accounts	$100,000	$1,000
Individual Retirement Accounts (IRAs)	$50,000	$1,000
Class R—Retirement Plans	$2,000	$50

Class R shares are only intended for use within retirement plans offered through a financial representative or a plan sponsor.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MCGTH1016

AMG Funds	4	Summary Prospectus